UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     March 26, 2020
HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)
California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code:                   (415) 899-1555
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HNNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On March 26, 2020, Hennessy Advisors, Inc. (the “Company”) prepaid in full all principal, accrued and unpaid interest, and costs and expenses under the Term Loan Agreement by and between the Company and U.S. Bank National Association (“U.S. Bank”), as administrative agent and as lender, dated as of September 17, 2015, as amended to date (the “Loan Agreement”).
The Loan Agreement required monthly payments of $364,583 plus interest. As of December 31, 2019, the effective interest rate under the Loan Agreement was 3.947%. Borrowings under the Loan Agreement were secured by substantially all of the Company’s assets, and the final installment of the then-outstanding principal plus accrued interest was due on May 9, 2022.
The aggregate prepayment amount of $15,351,609.63 (the “Payoff Amount”) was funded by cash on hand. The Company did not incur any prepayment penalties in connection with the termination of the Loan Agreement. Upon payment of the Payoff Amount, the Loan Agreement was terminated, all outstanding indebtedness and obligations of the Company were satisfied and paid in full, and all liens and security interests securing the Loan Agreement were fully released.
U.S. Bank and its affiliates provide fund administration, accounting, transfer agency, custody, and distribution services to the family of mutual funds advised by the Company. In addition, the family of mutual funds advised by the Company has an uncommitted line of credit with U.S. Bank for short‑term financing needs.
A complete copy of the Loan Agreement is incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2015, and to Exhibit 99.1 to each of the Company’s Current Reports on Form 8-K filed with the SEC on September 23, 2016, November 20, 2017, December 4, 2017, September 21, 2018, May 9, 2019, and July 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

March 26, 2020                 By:         /s/ Teresa M. Nilsen
Teresa M. Nilsen
President